TIAA-CREF FUNDS

SUPPLEMENT NO. 5
dated November 21, 2008
to the Institutional Class Prospectus dated February 1, 2008

TIAA-CREF GROWTH EQUITY FUND

     The Board of Trustees (“Board”) of TIAA-CREF Funds has adopted a Plan of Liquidation (“Plan”) for the Growth Equity Fund (“Fund”) under which the Fund will be liquidated and its net assets distributed to shareholders in mid-April 2009. Under the Plan:

  Normal Business Operations Continue From Now Through April 14, 2009. The Fund will continue normal business operations and remain fully invested as described in the prospectus until the end of business on or about April 14, 2009.

  Fund Liquidation Begins April 15, 2009. The Fund will cease normal business operations on or about April 15, 2009 and thereafter limit its activities to the winding down of its business affairs and the liquidation and distribution of its net assets to shareholders.

  Shareholders Receive Liquidating Distribution April 17, 2009. The net assets of the Fund will be distributed to shareholders of record on or about April 16, 2009 (“Record Date”) in a single planned liquidating distribution on or about April 17, 2009 (“Liquidation Date”). The Fund intends to redeem on the Liquidation Date all shares that were outstanding on the Record Date based on Record Date share prices, as described in the prospectus under “CALCULATING SHARE PRICE.” Redemption proceeds may include cash and/or portfolio securities depending on the dollar amount or size of a shareholder’s investment, as described in the prospectus under “HOW TO REDEEM SHARES — In-Kind Redemption of Shares.” Shareholders may redeem any portion or all of their Fund shares at any time prior to the Liquidation Date.

  Fund Terminated and All Shares Cancelled After Liquidation Date. The Fund will be terminated and its outstanding shares cancelled after the Liquidation Date.

     Additional information about the liquidation and termination of the Fund will be provided in a more detailed mailing that will be sent to each Fund shareholder well in advance of the Liquidation Date. You may contact us at any time to discuss alternative investment options within the TIAA-CREF fund lineup.

50950
A11785 (11/08)